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                    BlackRock Taxable Municipal Bond Trust
                              File No. 811-22426
  Item No. 77Q1(a) (Copies of material amendments to Registrant's charter or by-laws) - Attachment

Attached please find as an exhibit under Sub-Item 77Q1(a) of Form N-SAR, a copy of the Amendment to the Registrant's Amended and Restated Agreement and Declaration of Trust.

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                                   AMENDMENT
                                      TO
            AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                      OF
                      BLACKROCK BUILD AMERICA BOND TRUST

       The undersigned, constituting all of the trustees of BlackRock Build America Bond Trust (the "Trust"), a Delaware statutory trust, hereby certifies that the trustees of the Trust have duly adopted and approved an amendment (the "Amendment") to the Trust's Amended and Restated Agreement and Declaration of Trust (the "Declaration"), changing the name of the Trust from BlackRock Build America Bond Trust to BlackRock Taxable Municipal Bond Trust and all references to the name of the Trust in the Declaration are hereby accordingly amended.

       This Amendment shall become effective on August 25, 2015.

       IN WITNESS WHEREOF, the undersigned, constituting a majority of the trustees of the Trust, have signed this Amendment in duplicate original counterparts on behalf of the Trust as trustees and not individually as of the 17/th/ day of September, 2015 and have caused a duplicate copy to be lodged among the records of the Trust as required by Article XI, Section 11.3 of the Declaration.

                           [SIGNATURE PAGE FOLLOWS]

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       /s/ Richard E. Cavanagh                    /s/ Karen P. Robards
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    Richard E. Cavanagh (Trustee)              Karen P. Robards (Trustee)

      /s/ Michael J. Castellano                   /s/ Frank J/ Fabozzi
   ----------------------------------      ------------------------------------
   Michael J. Castellano (Trustee)             Frank J. Fabozzi (Trustee)

       /s/ Kathleen F. Felstein                    /s/ James T. Flynn
   ----------------------------------      ------------------------------------
   Kathleen F. Feldstein (Trustee)              James T. Flynn (Trustee)

        /s/ Jerrold B. Harris                     /s/ R. Glenn Hubbard
   ----------------------------------      ------------------------------------
     Jerrold B. Harris (Trustee)               R. Glenn Hubbard (Trustee)

          /s/ W. Carl Kester                      /s/ Barbara G. Novick
   ----------------------------------      ------------------------------------
       W. Carl Kester (Trustee)                Barbara G. Novick (Trustee)

        /s/ John M. Perlowski
   ----------------------------------
     John M. Perlowski (Trustee)